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                                                                    Exhibit 99.4

                         NOTICE OF GUARANTEED DELIVERY
                                       for
                            Tender of All Outstanding
                          6.125% Senior Notes due 2034
                                 in Exchange for
                          6.125% Senior Notes due 2034
                                       of
                        CINCINNATI FINANCIAL CORPORATION

Registered holders of outstanding 6.125% Senior Notes due 2034 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 6.125% Senior Notes due 2034 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York Trust Company, N.A. (the "Exchange Agent") prior to the Expiration Date set forth in the Letter of Transmittal, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by facsimile transmission, mail or hand delivery to the Exchange Agent. See "The Exchange Offer - Procedures for Tendering" in the Prospectus.

                             The Exchange Agent is:

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

             For Delivery by Regular, Registered or Certified Mail;
                           Hand or Overnight Delivery:

                    The Bank of New York Trust Company, N.A.
                            101 Barclay Street 7 East
                               New York, NY 10286
                             Attention: Mr. Kin Lau

      By Facsimile Transmission (for Eligible Guarantor Institutions Only):

                                 (212) 298-1915
                             Attention: Mr. Kin Lau

                              For Information Call:

                                 (212) 815-3750
                             Attention: Mr. Kin Lau

                         For Confirmation by Telephone:

                                 (212) 815-3750
                             Attention: Mr. Kin Lau

      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Guarantor Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

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Ladies and Gentlemen:

      The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated ____________, 2004 of Cincinnati Financial Corporation (the "Prospectus"), receipt of which is hereby acknowledged.

                   DESCRIPTION OF OUTSTANDING NOTES TENDERED

                                                        Certificate
                            Name and Address of         Number(s) of
                            Registered Holder as it     Outstanding Notes         Principal
                            Appears on the              Tendered (or Account      Amount of
                            Outstanding Notes           Number at Book-Entry      Outstanding
Name of Tendering Holder    (Please print)              Facility)                 Notes Tendered






                                   SIGN HERE

Name of Registered or Acting Holder: ___________________________________________

Signature(s): __________________________________________________________________

Name(s): _______________________________________________________________________
                                 (please print):

Address: _______________________________________________________________________

Telephone Number: ______________________________________________________________

Date: __________________________________________________________________________

IF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

DTC Account Number: ____________________________________________________________

Date: __________________________________________________________________________

      This Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Outstanding Notes exactly as its (their) name(s) appear(s) on certificates for Outstanding Notes or on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with the Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must provide the following information:

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                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s): _______________________________________________________________________

Capacity: ______________________________________________________________________

Address(es): ___________________________________________________________________

                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) or agent's message in lieu thereof, with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                                                                      (Zip Code)

__________________________________
(Authorized Signature)

Title: __________________________________

Name: ___________________________________
              (Please type or print)

Area Code and Telephone No.: ________________________________

Date: __________________________________

NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
      OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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